UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2015

Commission file number: 000-54072

China Ginseng Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	20-3348253
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

64 Jie Fang Da Road Ji Yu Building A, Suite 1208 Changchun City, China	130022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone (01186) 43185790039

Copies to: Hunter Taubman Fischer LLC 1450 Broadway, 26th Floor New York, NY 10018 Tel: 212-732-7184

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02:	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 18, 2015, Mr. Changzhen Liu tendered his resignation to China Ginseng Holdings, Inc. (the “Company”) as the Company’s Chairman, Director and Chief Executive Officer. Mr. Liu’s resignation did not result from any disagreement regarding any matter related to the Company’s operations, policies or practices.

On August 19, 2015, the Company’s Board of Directors accepted Mr. Liu’s resignation and simultaneously appointed Mr. Guoqin Yin as its Chairman, Director and Chief Executive Officer.

Mr. Yin has profound experience as an entrepreneur and managing companies. He established and serves as the legal representative of the following companies: Danyang Youde Healthcare Consulting Co., Ltd and Changfeng Youde Liquor Co., Ltd. since in June 2015, Danyang Youde Commodity Trading Co., Ltd. since September 2014, and Danyang City Haifei Lock Factory since 2008. During the period of 1986 to 2002, he was also a Director of Fangxian Town Jinmei Paper Box Factory (name changed to Danyang City Xinhua Paper Product Factory) in Danyang City Jiangsu Province. One of his companies was elected as one of the top 10 individually-owned businesses of Danyang City in 1999, and he also received Glory Star issued by Zhenjiang City Danyang Commerce and Industry Bureau for five consecutive years. Mr. Yin graduated from Danyang City Fangdxian Town Zhulin Middle School in 1979.

We are currently negotiating the terms of Mr. Yin’s employment agreement, and will file a copy of the agreement when it becomes available.

Item 7.01	Regulation FD Disclosure.

On August 24, 2015, the Company posted a speech by Mr. Yin on its website at the following address: http://www.chinaginsengs.com/. A copy of translation of Mr. Yin’s speech is attached hereto as Exhibit 99.1. Such material shall not be considered as an offer to sell or a solicitation of an offer to buy any securities of the Company in any jurisdiction where the offer or sale is not permitted. In addition, such materials shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Exhibits.

Exhibit No.	Description

99.1	A copy of translation of Mr. Yin’s speech

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

China Ginseng Holdings, Inc.

Date: August 24, 2015	By:	/s/ Guoqin Yin
Guoqin Yin, Chief Executive Officer

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